FRANKLIN TEMPLETON
JAPAN FUND
ADVISOR CLASS

STATEMENT OF                                                                LOGO
ADDITIONAL INFORMATION                                        700 CENTRAL AVENUE
                                        ST. PETERSBURG, FL 33701  1-800/DIAL BEN
JANUARY 1, 1997, AS SUPPLEMENTED APRIL 7, 1997
--------------------------------------------------------------------------------

                CONTENTS                 PAGE
How Does the Fund Invest its Assets?....     2
What Are the Fund's Potential Risks?....     6
Investment Restrictions.................    10
Officers and Trustees...................    11
Investment Advisory and Other
  Services..............................    16
How Does the Fund Buy Securities for its
  Portfolio?............................    17
How Do I Buy, Sell and Exchange
  Shares?...............................    19
How Are Fund Shares Valued?.............    20
Additional Information on Distributions
  and Taxes.............................    21
The Fund's Underwriter..................    25
How Does the Fund Measure
  Performance?..........................    26
Miscellaneous Information...............    28
Financial Statements....................    29
Useful Terms and Definitions............    29
Appendices..............................    30

---------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
---------------------------------------------------------

The Franklin Templeton Japan Fund (the "Fund") is a diversified open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing in securities of companies domiciled in Japan and traded in Japanese securities markets. This SAI relates to the Advisor Class shares of the Fund.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; certain pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds.

The Advisor Class Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

   - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

   - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY
     BANK;

   - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
     PRINCIPAL.

                                                                TL417 SAIZ 01/97

HOW DOES THE FUND INVEST ITS ASSETS?
---------------------------------------------------------

Investment Policies. The investment objective and policies of the Fund are described in the Fund's Prospectus under the heading "How Does the Fund Invest its Assets?"

Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Debt Securities. The Fund may invest in debt securities that are rated in any rating category by S&P or Moody's or that are unrated by any rating agency. As an operating policy, which may be changed by the Board without shareholder approval, the Fund will invest no more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's Net Asset Value.

Bonds which are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than do higher rated securities, high risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade secu-rities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

The Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds") and in dollar-denominated bonds sold in the U.S. by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. The Fund will invest in Samurai or Yankee bond issues only after taking into account consideration of quality and liquidity, as well as yield. These bonds would be issued by governments which are members of the Organization for Economic Cooperation and Development or have AAA ratings.

The Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and generally to be relieved of federal tax liabilities, the Fund must distribute substantially all of its net income and gains to shareholders (see "Additional Information on Distributions and Taxes") generally on an annual basis. The Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

Structured Investments. Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flows on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flows on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

Convertible Securities. The Fund may invest in convertible securities, including convertible debt and convertible preferred stock. Convertible securities are fixed-income securities which may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed-income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The investment value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The conversion value of a convertible security is influenced by the value of the underlying common stock.

Futures Contracts. The Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

Options on Securities, Indices and Futures. The Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by the Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by the Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

The Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Fund's limitation on investments in securities that are not readily marketable. See "Investment Restrictions."

Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WHAT ARE THE FUND'S POTENTIAL RISKS?
---------------------------------------------------------

The Fund's concentration of its investments in Japan means the Fund will be more dependent on the investment considerations discussed below and may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Japan include the following:

In the past, Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. Approximately 45% of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya.

Since the end of World War II, Japan has experienced significant economic development and among the free industrial nations of the world is second only to the U.S. in terms of gross national product ("GNP"). During the years of high economic growth in the 1960's and early 1970's, the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Since the mid-1980's Japan has become a major creditor nation, with extensive trade surpluses. With the exception of periods associated with the oil crises of 1974 and 1978, Japan has generally experienced very low levels of inflation. There is, of course, no guarantee these favorable trends will continue.

The Government of Japan has called for a transformation of the economy away from its high dependency on export-led growth towards greater stimulation of the domestic economy. In addition, there has been a move toward more economic liberalization and discounting in the consumer sector. These shifts have already begun to take place and may cause disruption in the Japanese economy.

Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, with the majority imported from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Japan's principal export markets are the U.S., Canada, the United Kingdom, Germany, Australia, Korea, Taiwan, Hong Kong and the People's Republic of China. The principal sources of its imports are the U.S., South East Asia and the Middle East. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S., where the trade imbalance is the greatest. It is possible trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

Although under normal circumstances at least 80% of the Fund's assets will be invested in equity securities of Japanese issuers, the Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, including Japan, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The Tokyo Stock Exchange has a large volume of trading and the Investment Manager believes that securities of companies traded in Japan are generally as liquid as securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic products, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian issues deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the flexible policy of the Fund, the Investment Manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Advisory and Other Services"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, any losses resulting from the holding of portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

The Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Additional risks may be involved with the Fund's special investment techniques, including loans of portfolio securities and borrowing for investment purposes. These risks are described under the heading "What Are the Fund's Potential Risks?" in the Prospectus.

INVESTMENT RESTRICTIONS
---------------------------------------------------------

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

The Fund MAY NOT:

1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization) invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund's Prospectus).

2. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (a) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (b) the Fund would then own more than 10% of the voting securities of any single issuer.

3. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

4. Loan money, except that the Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements and (c) lend its portfolio securities.

5. Borrow money, except that the Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).

6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings) provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on futures contracts.

7. Invest more than 25% of its total assets in a single industry. For purposes of this restriction, (a) a foreign government is considered to be an industry, and (b) all supra-national entities, in the aggregate, are considered to be an industry.

8. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Does the Fund Buy Securities for its Portfolio?" as to transactions in the same securities for the Fund and/or other mutual funds and clients with the same or affiliated advisers.)

If the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

Additional Restrictions. The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund MAY NOT:

1. Purchase or retain securities of any company in which trustees or officers of the Fund or of the Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

3. Invest more than 5% of its net assets in warrants whether or not listed on the NYSE or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

4. Purchase or sell real estate limited partnership interests.

5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

6. Invest in any company for the purpose of exercising control or management.

7. Purchase more than 10% of a company's outstanding voting securities.

8. Invest more than 15% of the Fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities are not subject to the 10% limitation on restricted securities, although the Fund will limit its investment in all restricted securities, including 144A securities, to 15% of its total assets.

9. Invest more than 5% of the value of its total assets in securities of issuers domiciled in Eastern Europe and in non-European members of the Commonwealth of Independent States.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk ("*").

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON             Trustee               Chairman of the board, president, and chief
 Metro Center                                       executive officer of General Host Corporation
 1 Station Place                                    (nursery and craft centers); director of RBC
 Stamford, Connecticut                              Holdings (U.S.A.) Inc. (a bank holding company)
 Age 64                                             and Bar-S Foods; and director or trustee of 55
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
*NICHOLAS F. BRADY            Trustee               Chairman of Templeton Emerging Markets Invest-
 The Bullitt House                                  ment Trust PLC; chairman of Templeton Latin
 102 East Dover Street                              America Investment Trust PLC; chairman of Darby
 Easton, Maryland                                   Overseas Investments, Ltd. (an investment firm)
 Age 66                                             (1994-present); chairman and director of
                                                    Templeton Central and Eastern European Fund;
                                                    director of the Amerada Hess Corporation,
                                                    Christiana Companies, and the H.J. Heinz
                                                    Company; formerly, Secretary of the United
                                                    States Department of the Treasury (1988-January
                                                    1993) and chairman of the board of Dillon, Read
                                                    & Co. Inc. (investment banking) prior to 1988;
                                                    and director or trustee of 23 of the invest-
                                                    ment companies in the Franklin Templeton Group
                                                    of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
*MARTIN L. FLANAGAN           Trustee and Vice      Senior vice president, treasurer and chief
 777 Mariners Island Blvd.    President             financial officer of Franklin Resources, Inc.;
 San Mateo, California                              director and executive vice president of
 Age 36                                             Templeton Investment Counsel, Inc.; director,
                                                    president and chief executive officer of
                                                    Templeton Global Investors, Inc.; and a member
                                                    of the International Society of Financial
                                                    Analysts and the American Institute of
                                                    Certified Public Accountants; formerly,
                                                    accountant with Arthur Andersen & Company
                                                    (1982-1983); officer and/or director, as the
                                                    case may be, of other subsidiaries of Franklin
                                                    Resources, Inc.; and director or trustee of 60
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO          Trustee               Member of the law firm of Pitney, Hardin, Kipp
 200 Campus Drive                                   & Szuch; and a director of General Host
 Florham Park, New Jersey                           Corporation (nursery and craft centers); and
 Age 64                                             director or trustee of 57 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 JOHN Wm. GALBRAITH           Trustee               President of Galbraith Properties, Inc.
 360 Central Avenue                                 (personal investment company); director of Gulf
 Suite 1300                                         West Banks, Inc. (bank holding company)
 St. Petersburg, Florida                            (1995-present) and Mercantile Bank (1991-1995);
 Age 74                                             vice chairman of Templeton, Galbraith &
                                                    Hansberger Ltd. (1986-1992); and chairman of
                                                    Templeton Funds Management, Inc. (1974-1991);
                                                    and director or trustee of 22 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 ANDREW H. HINES, JR.         Trustee               Consultant for the Triangle Consulting Group;
 150 2nd Avenue N.                                  chairman and director of Precise Power
 St. Petersburg, Florida                            Corporation; executive-in-residence of Eckerd
 Age 73                                             College (1991- present); director of Checkers
                                                    Drive-In Restaurants, Inc.; formerly, chairman
                                                    of the board and chief executive officer of
                                                    Florida Progress Corporation (1982-February
                                                    1990) and director of various of its
                                                    subsidiaries; and director or trustee of 24 of
                                                    the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
*CHARLES B. JOHNSON           Chairman of the       President, chief executive officer, and
 777 Mariners Island Blvd.    Board and Vice        director of Franklin Resources, Inc.; chairman
 San Mateo, California        President             of the board and director of Franklin Advisers,
 Age 63                                             Inc. and Franklin Templeton Distributors, Inc.;
                                                    director of General Host Corporation (nursery
                                                    and craft centers), and Templeton Global
                                                    Investors, Inc.; and officer and/or director,
                                                    trustee or managing general partner, as the
                                                    case may be, of most other subsidiaries of
                                                    Franklin Resources, Inc.; and director or
                                                    trustee of 56 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
*CHARLES E. JOHNSON           Trustee and           Senior vice president and director of Franklin
 777 Mariners Island Blvd.    President             Resources, Inc.; senior vice president of
 San Mateo, California                              Franklin Templeton Distributors, Inc.;
 Age 40                                             president and chief executive officer of
                                                    Templeton Worldwide, Inc.; president and
                                                    director of Franklin Institutional Services
                                                    Corporation; chairman of the board of Templeton
                                                    Investment Counsel, Inc.; officer and/or
                                                    director, as the case may be, of other
                                                    subsidiaries of Franklin Resources, Inc.; and
                                                    officer and director or trustee of 39 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER             Trustee               Director or trustee of various civic
 2201 Kentmere Parkway                              associations; formerly, economic analyst, U.S.
 Wilmington, Delaware                               government, and director or trustee of 23 of
 Age 67                                             the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN            Trustee               Chairman of White River Corporation
 8212 Burning Tree Road                             (information services); director of Fund
 Bethesda, Maryland                                 America Enterprises Holdings, Inc., MCI
 Age 68                                             Communications Corporation, Fusion Systems
                                                    Corporation, Infovest Corporation, MedImmune,
                                                    Inc., Source One Mortgage Services Corp., and
                                                    Shoppers Express, Inc. (on-line shopping
                                                    service); formerly, chairman of Hambrecht and
                                                    Quist Group; director of H&Q Healthcare
                                                    Investors and Lockheed Martin Corporation, and
                                                    president of the National Association of
                                                    Securities Dealers, Inc.; and director or
                                                    trustee of 52 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS             Trustee               Manager of personal investments (1978-present);
 2665 N.E. 37th Drive                               director of various business and nonprofit
 Fort Lauderdale, Florida                           organizations; formerly, chairman and chief
 Age 67                                             executive officer of Landmark Banking
                                                    Corporation (1969-1978); financial vice
                                                    president of Florida Power and Light
                                                    (1965-1969); vice president of The Federal
                                                    Reserve Bank of Atlanta (1958-1965); and
                                                    director or trustee of 24 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY             Trustee               Director (1993-present) of Amerada Hess
 3239 38th Street, N.W.                             Corporation and Hercules Incorporated; director
 Washington, D.C.                                   of Beverly Enterprises, Inc. (1995-present) and
 Age 44                                             H.J. Heinz Company (1994-present); chairman
                                                    (1995-present) and trustee (1993-present) of
                                                    National Child Research Center; formerly,
                                                    assistant to the President of the United States
                                                    and Secretary of the Cabinet (1990-1993),
                                                    general counsel to the United States Treasury
                                                    Department (1989-1990), and counselor to the
                                                    Secretary and Assistant Secretary for Public
                                                    Affairs and Public Liaison - United States
                                                    Treasury Department (1988-1989); and director
                                                    or trustee of 15 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR.       Vice President        Executive vice president and director of
 777 Mariners Island Blvd.                          Franklin Resources, Inc. and Franklin Templeton
 San Mateo, California                              Distributors, Inc.; president and director of
 Age 55                                             Franklin Advisers, Inc.; director of Franklin
                                                    Templeton Investor Services, Inc.; and officer
                                                    and/or director, trustee or managing general
                                                    partner, as the case may be, of most other
                                                    subsidiaries of Franklin Resources, Inc., and
                                                    officer and/or director of 60 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 HARMON E. BURNS              Vice President        Executive vice president, secretary and
 777 Mariners Island Blvd.                          director of Franklin Resources, Inc.; executive
 San Mateo, California                              vice president and director of Franklin
 Age 51                                             Templeton Distributors, Inc.; executive vice
                                                    president of Franklin Advisers, Inc.; officer
                                                    and/or director, as the case may be, of other
                                                    subsidiaries of Franklin Resources, Inc.; and
                                                    officer and/or director or trustee of 60 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 DEBORAH R. GATZEK            Vice President        Senior vice president and general counsel of
 777 Mariners Island Blvd.                          Franklin Resources, Inc.; senior vice president
 San Mateo, California                              of Franklin Templeton Distributors, Inc.; vice
 Age 48                                             president of Franklin Advisers, Inc. and
                                                    officer of 60 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 MARK G. HOLOWESKO            Vice President        President and director of Templeton Global
 Lyford Cay                                         Advisors Limited; chief investment officer of
 Nassau, Bahamas                                    global equity research for Templeton Worldwide,
 Age 36                                             Inc.; president or vice president of the
                                                    Templeton Funds; formerly, investment
                                                    administrator with Roy West Trust Corporation
                                                    (Bahamas) Limited (1984-1985); and officer of
                                                    23 of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 WILLIAM T. HOWARD, JR.       Vice President        Vice president of Templeton Investment Counsel,
 500 East Broward Blvd.                             Inc.; formerly, portfolio manager and analyst,
 Fort Lauderdale, Florida                           Tennessee Consolidated Retirement System
 Age 38                                             (1986-1993).
---------------------------------------------------------------------------------------------------
 JOHN R. KAY                  Vice President        Vice president and treasurer of Templeton
 500 East Broward Blvd.                             Global Investors, Inc. and Templeton Worldwide,
 Fort Lauderdale, Florida                           Inc.; assistant vice president of Franklin
 Age 56                                             Templeton Distributors, Inc.; formerly, vice
                                                    president and controller of the Keystone Group,
                                                    Inc.; and officer of 27 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 ELIZABETH M. KNOBLOCK        Vice President -      General counsel, secretary and a senior vice
 500 East Broward Blvd.       Compliance            president of Templeton Investment Counsel,
 Fort Lauderdale, Florida                           Inc.; formerly, vice president and associate
 Age 41                                             general counsel of Kidder Peabody & Co. Inc.
                                                    (1989-1990), assistant general counsel of
                                                    Gruntal & Co., Incorporated (1988), vice
                                                    president and associate general counsel of
                                                    Shearson Lehman Hutton Inc. (1988), vice
                                                    president and assistant general counsel of E.F.
                                                    Hutton & Co. Inc. (1986-1988), and special
                                                    counsel of the division of investment
                                                    management of the Securities and Exchange
                                                    Commission (1984-1986); and officer of 23 of
                                                    the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 JAMES R. BAIO                Treasurer             Certified public accountant; senior vice
 500 East Broward Blvd.                             president of Templeton Worldwide, Inc.,
 Fort Lauderdale, Florida                           Templeton Global Investors, Inc., and Templeton
 Age 42                                             Funds Trust Company; formerly, senior tax
                                                    manager of Ernst & Young (certified public
                                                    accountants) (1977-1989); and treasurer of 24
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 BARBARA J. GREEN             Secretary             Senior vice president of Templeton Worldwide,
 500 East Broward Blvd.                             Inc. and Templeton Global Investors, Inc.;
 Fort Lauderdale, Florida                           secretary of the Templeton Funds; formerly,
 Age 49                                             deputy director of the Division of Investment
                                                    Management, executive assistant and senior
                                                    advisor to the chairman, counsellor to the
                                                    chairman, special counsel and attorney fellow,
                                                    U.S. Securities and Exchange Commission
                                                    (1986-1995); attorney, Rogers & Wells; and
                                                    judicial clerk, U.S. District Court (District
                                                    of Massachusetts); and officer of 23 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------

* Nicholas F. Brady, Martin L. Flanagan, Charles E. Johnson and Charles B. Johnson are "interested persons" of the Fund under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles
  B. Johnson is an interested person due to his ownership interest in Resources, and Martin L. Flanagan and Charles E. Johnson are interested persons due to their employment affiliations with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Fund are not interested persons (the "independent members of the Board").

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Manager.

Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Fund currently pays the independent Trustees and Mr. Brady an annual retainer of $100 and its portion of a flat fee of $2,000 for each Audit Committee and/or Nominating and Compensation Committee meeting attended. All of the Fund's officers and Trustees also hold positions with other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                                                 TOTAL FEES            NUMBER OF BOARDS IN
                                          TOTAL FEES         RECEIVED FROM THE        THE FRANKLIN TEMPLETON
                                         RECEIVED FROM       FRANKLIN TEMPLETON         GROUP OF FUNDS ON
                 NAME                    THE TRUST(a)        GROUP OF FUNDS(b)         WHICH EACH SERVES(c)
------------------------------------------------------------------------------------------------------------
Harris J. Ashton......................       $ 100                $327,925                      55
Nicholas F. Brady.....................         100                  98,225                      23
F. Bruce Clarke(d)....................         102                  83,350                      19
Hasso-G von Diergardt-Naglo(e)........         100                  77,350                      19
S. Joseph Fortunato...................         100                 344,745                      57
John Wm. Galbraith....................         100                  70,100                      22
Andrew H. Hines, Jr...................         169                 106,325                      23
Betty P. Krahmer......................         100                  93,475                      23
Gordon S. Macklin.....................         167                 321,525                      52
Fred R. Millsaps......................         102                 104,325                      23

(a) For the fiscal year ended March 31, 1996.
(b) For the calendar year ended December 31, 1996.
(c) We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 60 registered investment companies, with approximately 164 U.S. based funds or series.
(d) Mr. Clarke resigned as trustee on October 20, 1996.
(d) Mr. von Diergardt resigned as trustee on December 31, 1996.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 1, 1996, the officers and Board members, as a group, owned of record and beneficially approximately 41 shares, or less than 1% of each class of the Fund's total outstanding shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT ADVISORY AND
OTHER SERVICES
---------------------------------------------------------

Investment Manager and Services Provided. The Investment Manager provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Manager's activities are subject to the review and supervision of the Board to whom the Investment Manager renders periodic reports of the Fund's investment activities. The Investment Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Investment Manager and its affiliates act as investment manager to numerous other investment companies or funds and accounts. The Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of the Fund. Similarly, with respect to the Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. The Investment Manager is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of the Investment Manager and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Investment Management Fees. Under its investment management agreement, the Fund pays the Investment Manager a monthly fee equal to an annual rate of 0.75% of its average daily net assets. Each class pays its proportionate share of the management fee. For the fiscal year ended March 31, 1996 and for the period from July 28, 1994 (commencement of operations) to March 31, 1995, investment management fees, before fee reductions and expense limitations, totaled $29,228 and $4,738, respectively. Under an agreement by the Investment Manager to limit its fees, the Fund paid no investment management fees for the same periods. After August 1, 1997, this agreement may end at any time upon notice to the Board.

Investment Management Agreement. The investment management agreement is in effect until July 31, 1997. The investment management agreement for the Fund may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the investment management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The investment management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by the Investment Manager on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. FT Services (and, prior to October 1, 1996, Templeton Global Investors, Inc.) provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under the administration agreement, the Fund pays FT Services a monthly administration fee equal on an annual basis to 0.15% of the first $200 million in assets, 0.135% of the next $500 million, 0.1% of the next $500 million, and 0.075% of assets over $1.2 billion. Since FT Services' fee covers services often provided by investment advisers to other funds, the Fund's combined expenses for advisory and administrative services together may be higher than those of some other investment companies. Each class of shares pays its proportionate share of the administration fee.

For the fiscal year ended March 31, 1996 and the period from July 28, 1994 (commencement of operations) to March 31, 1995, administrative services fees, before reductions and expense limitations, totaled $5,840 and $941, respectively. Under an agreement with FT Services (and, prior to October 1, 1996, Templeton Global Investors, Inc.) to limit its fees, the Fund paid no administrative services fees for the same periods. After August 1, 1997, this agreement may end at any time upon notice to the Board.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodian. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, are the Fund's independent auditors. During the fiscal year ended March 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1996, and review of the Fund's filings with the SEC and the IRS. Advisor Class shares of the Fund were not offered to the public before January 1, 1997.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?
---------------------------------------------------------

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Investment Manager in accordance with criteria set forth in the investment management agreement and any directions that the Board may give.

When placing a portfolio transaction, the Investment Manager seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on, among others, the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment

Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

In placing orders to effect transactions for the Fund, the Investment Manager may pay to particular brokers commissions that are higher than another broker might charge, if the Investment Manager determines in good faith that the amount of commission paid is reasonable in relation to the value of the brokerage and research services to be received, viewed in terms of the particular transaction or the Investment Manager's overall responsibilities with respect to client accounts for which the Investment Manager exercises investment discretion. Services received by the Investment Manager may include, among other things, information relating to particular companies, markets or countries, local, regional, national or transnational economies, statistical data, quotations and other securities pricing information and other information which provide lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. The services received may not always be of direct benefit to the Fund but must be of value to the Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services received by the Investment Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares (which shall be deemed to include also shares of other funds which have either the same investment adviser or an investment adviser affiliated with the Investment Manager) may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Brokerage commissions for transactions in securities listed on the Tokyo Stock Exchange and other Japanese securities exchanges are fixed and are calculated based on the following table.

The following percentage points shall be applied to the purchase and sales proceeds of each trade in stocks, warrants and subscription rights.* Other fixed rates apply to transactions in bonds (convert-ible and non-convertible) and bonds with warrants.

                                                  COST AS A PERCENTAGE OF TRADE
     AMOUNT OF PURCHASE/SALES PROCEEDS                       PROCEEDS
-----------------------------------------------------------------------------------
One million yen or less                        1.150%
Over (yen)   1 million - (yen)   5 million     0.900% + (yen)   2,500
Over (yen)   5 million - (yen)  10 million     0.700% + (yen)  12,500
Over (yen)  10 million - (yen)  30 million     0.575% + (yen)  25,000
Over (yen)  30 million - (yen)  50 million     0.375% + (yen)  85,000
Over (yen)  50 million - (yen) 100 million     0.225% + (yen) 160,000
Over (yen) 100 million - (yen) 300 million     0.200% + (yen) 185,000
Over (yen) 300 million - (yen) 500 million     0.125% + (yen) 410,000
Over (yen) 500 million - (yen)   1 billion     0.100% + (yen) 535,000
Over (yen)   1 billion                         Stocks: negotiable
                                                       (minimum (yen) 1,535,000)
                                               Others: 0.075% + (yen) 785,000

* Minimum amount of brokerage commission required is 2,500 yen for every trade.

Under the current regulations of the Tokyo Stock Exchange and the Japanese Ministry of Finance, member and non-member firms of Japanese exchanges are required to charge full commissions to all customers other than banks and certain financial institutions, but members and licensed non-member firms may confirm transactions to banks and financial institution affiliates located outside Japan with institutional discounts on brokerage commissions. The Fund shall avail itself of institutional discounts, if the transactions are executed through such banks and financial institutions. Cur-rently, the Fund is entitled to receive such discount and the amount of brokerage commission is 80% of the full commission. There can be no assurance that the Fund will continue to realize the benefit of discounts from fixed commissions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next investment management fee payable to the Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the period July 28, 1994 (commencement of operations) through March 31, 1995, and the fiscal year ended March 31, 1996, the Fund paid brokerage commissions totaling $6,000 and $52,000, respectively.

As of March 31, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
---------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your securities dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

HOW ARE FUND SHARES VALUED?
---------------------------------------------------------

We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's Net Asset Value is not calculated. Thus, the calculation of the Fund's Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
---------------------------------------------------------

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of that year. Any net short-term and net long-term capital gains realized by the Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. The Fund may make one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under

Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

The Fund intends to qualify as a regulated investment company under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no regulations have been issued.

The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Dividends of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to you as long-term capital gains, regardless of the length of time you have held the Fund's shares. Generally dividends and distributions are taxable to you, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to you or, in some cases, as capital gain. You will be notified annually as to the federal tax status of dividends and distributions you receive and any tax withheld thereon.

Distributions by the Fund reduce the Net Asset Value of the Fund's shares. Should a distribution reduce the Net Asset Value below your cost basis, the distribution nevertheless would be taxable to you as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to you.

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed if you do not itemize deductions, in such case, you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign-currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

Certain options, futures and foreign currency forward contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures and foreign currency forward contracts.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as a capital gain.

Upon the sale or exchange of your shares, you will realize a taxable gain or loss depending upon your basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands, and generally will be long-term if your holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by you on the sale of the Fund's shares which you have held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains you received with respect to such shares.

In some cases, you will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of your shares. This prohibition generally applies where (1) you incur a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and
(3) you subsequently acquire shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. You are advised to consult your own tax advisers for details with respect to the particular tax consequences of an investment in the Fund.

THE FUND'S UNDERWRITER
---------------------------------------------------------

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors and/or its affiliates provide financial support to various Securities Dealers which sell shares of the Franklin Templeton Group of Funds. Such support is based primarily upon the amount of sale of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; Securities Dealer support of, and participation in, Distributor's marketing programs; Securities Dealer's compensation programs for its registered representatives; and the extent of the Securities Dealers marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributor's retention of underwriting concessions and, in the case of funds which have distribution plans pursuant to 12b-1, from payments to Distributors pursuant to such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the Rules of the NASD.

Distributors will not receive compensation from the Fund for acting as underwriter with respect to the Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?
---------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for the Advisor Class shares follows. For any period prior to January 1, 1997, the standardized performance quotations for Advisor Class will be calculated by substituting the performance of Class I for the relevant time period, and excluding the effect of the maximum sales charge and including the effect of Rule 12b-1 fees applicable to Class I. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees.

The average annual total return for Advisor Class for the one-year period ended on September 30, 1996 and since inception (July 28, 1994), would have been -1.37% and -1.59%, respectively.

These figures were calculated according to the SEC formula:

                                P(1+T)(n) = ERV

where:

P     =   a hypothetical initial payment of $1,000
T     =   average annual total return
n     =   number of years
ERV   =   ending redeemable value of a
          hypothetical $1,000 payment made at
          the beginning of the period

Cumulative Total Return. The Fund may also quote its cumulative total return, in addition to its average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the Fund's actual return for a specified period rather than on its average return over the period. The cumulative total return for Advisor Class for the one-year period ended on September 30, 1996 and since inception (July 28, 1994), would have been -1.37% and -2.65%, respectively.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For any period prior to January 1, 1997, sales literature about Advisor Class may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI by substituting the performance of Class I for the relevant time period and excluding the effect of the maximum sales charge, if applicable, and Rule 12b-1 fees applicable to Class I.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS AND OTHER INFORMATION

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

From time to time, the Fund and the Investment Manager may also refer to the following information:

 (1) The Investment Manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

 (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

 (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

 (4) The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

 (5) The GNP and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

 (6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

 (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

 (8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

 (9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(12) The number of shareholders in the Fund or the aggregate number of shareholders of the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(13) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(14) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

     - "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

      - "Diversify by company, by industry and by country."

      - "Always maintain a long-term perspective."

      - "Invest for maximum total real return."

      - "Invest - don't trade or speculate."

      - "Remain flexible and open-minded about types of investment."

      - "Buy low."

      - "When buying stocks, search for bargains among quality stocks."

      - "Buy value, not market trends or the economic outlook."

      - "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

      - "Do your homework or hire wise experts to help you."

      - "Aggressively monitor your investments."

      - "Don't panic."

      - "Learn from your mistakes."

      - "Outperforming the market is a difficult task."

     - "An investor who has all the answers doesn't even understand all the questions."

MISCELLANEOUS INFORMATION
---------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $143 billion in assets under management for more than 4.1 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 114 U.S. based mutual funds to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The DALBAR Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

* Sir John Templeton sold the
Templeton organization to Resources in
October 1992 and resigned from the
Fund's Board on April 16, 1995. He is
no longer involved with the investment
management process.

As of December 27, 1996, the principal shareholder of the Class I shares of the Fund, beneficial or of record, was as follows:

   NAME AND ADDRESS      SHARE AMOUNT    PERCENTAGE
---------------------------------------------------
Templeton Global
  Investors, Inc.
500 E. Broward Blvd.
Ft. Lauderdale, Fl
33394-3091                  51,239            7%
Merrill Lynch, Pierce,
Fenner & Smith, Inc.
4800 Deer Lake Drive
  East
3rd Floor
Jacksonville, FL 32246      71,294           10%

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's Advisor Class outstanding shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
---------------------------------------------------------

The audited financial statements contained in the Annual Report to Shareholders of the Fund for the fiscal year ended March 31, 1996, including the auditors' report, and the unaudited financial statements contained in the Semi-Annual Report to Shareholders of the Fund for the period ended September 30, 1996 are incorporated herein by reference. The audited and unaudited financial statements do not include information for Advisor Class as these shares were not publicly offered prior to the date of this SAI.

USEFUL TERMS AND DEFINITIONS
---------------------------------------------------------

1933 Act - Securities Act of 1933, as amended.

1940 Act - Investment Company Act of 1940, as amended.

Board - The Board of Trustees of the Fund.

CD - Certificate of deposit.

Class I and Advisor Class - The Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. Class I shares are subject to a sales charge structure and a Rule 12b-1 plan. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Franklin Funds - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds.

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R), the Templeton Group of Funds.

FT Services - Franklin Templeton Services, Inc., the Fund's administrator.

Investment Manager - Templeton Investment Counsel, Inc., Broward Financial Centre, Fort Lauderdale, FL 33394-3091.

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's transfer agent and shareholder servicing agent.

IRS - Internal Revenue Service.

Moody's - Moody's Investors Service, Inc.

Mutual Series - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly Mutual Series Fund Inc. Each series of Mutual Series began offering three classes of shares on November 1, 1996, Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - the value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares out-standing.

NYSE - New York Stock Exchange.

Offering Price - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 5.75% for Class I. Advisor Class has no front-end sales charge.

Prospectus - The prospectus for the Advisor Class of the Fund dated January 1, 1997, as may be amended from time to time.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information.

S&P - Standard and Poor's Corporation.

SEC - U.S. Securities and Exchange Commission.

Securities Dealer - A financial institution that, either Directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

U.S. - United States.

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.

APPENDICES

DESCRIPTION OF RATINGS
---------------------------------------------------------

CORPORATE BOND RATINGS

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present

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elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC-rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS

Moody's

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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